EXHIBIT 32.1

CERTIFICATION

In connection with the Annual Report of iPic Entertainment Inc. (the “Company”) on Form 10-K for the year ended December 31, 2018, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Company as of the dates and for the periods expressed in the Report.

This certification is provided solely pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Date: April 1, 2019	/s/ Hamid Hashemi
Hamid Hashemi Chief Executive Officer

Date: April 1, 2019	/s/ Andre Loehrer
Andre Loehrer Interim Chief Financial Officer